Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events
29.	SUBSEQUENT EVENTS

In January 2018, the Group signed a share repurchase agreement with one of the minority shareholders of 17FOXSY on transferring 8.3% of the equity interest of 17FOXSY to the Group. According to the share repurchase agreement, the Group should pay approximately $3,595 to the minority shareholder in 2018. After this transaction, the Group will own 91.7% of the equity interest of 17FOXSY. The Group expects to complete the transaction within 2018.

In January 2018, the Group signed a settlement agreement with the buyer on terminating the share transfer agreement on transferring the ownership of Charm Faith, together with its wholly owned subsidiary. According to the settlement agreement, the Group repaid approximately $8.45 million, including the first payment received and relevant interest, to the buyer in February 2018.It is in the process of transferring the ownership of Charm Faith back to Techfaith BVI.

On May 25, 2017, Techfaith China, one subsidiary of the Group, obtained a twelve-month loan of $3,843 (RMB 25 million) from Beijing International Trust Co., Ltd., a third party financial institution, through the Shuangxiu Branch of Beijing Bank to fund working capital in daily operations. The loan bears an annual interest rate of 5.22%. The loan was guaranteed by the properties owned by Techfaith Shanghai with a carrying value of $3,621 at December 31, 2017 and also guaranteed by Mr. Defu Dong, the former Chairman of the Group. The loan was fully repaid in April 2018. In April 2018, Techfaith China renewed the twelve-month loan of $3,843 (RMB 25 million) an annual interest rate of 6.09% from Beijing International Trust Co., Ltd., through the Shuangxiu Branch of Beijing Bank to fund working capital in daily operations.